EXHIBIT 32.1
CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Element Solutions Inc (the “Company”) for the year ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Benjamin Gliklich, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Benjamin Gliklich
Benjamin Gliklich
President and Chief Executive Officer
February 25, 2021
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

In connection with the Annual Report on Form 10-K of Element Solutions Inc (the “Company”) for the year ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Carey J. Dorman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Carey J. Dorman
Carey J. Dorman
Executive Vice President, Chief Financial Officer
February 25, 2021
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.